                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                        FORM 8-K

                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  November 26, 2004
                           (Date of earliest event reported)

         Ameriquest Mortgage Securities Inc (as Depositor under the Pooling and Servicing Agreement, dated as June 1, 2004, providing for the issuance of Asset-Backed Pass-Through Certificates, Series 2004-R6)
                 (Exact name of registrant as specified in charter)

                                       DELAWARE
                     (State or Other Jurisdiction of Incorporation)

               333-112203-02                          33-0885129
          (Commission File Number)        (I.R.S. Employer Identification No.)

          1100 TOWN & COUNTRY ROAD, SUITE 1100
          ORANGE, CALIFORNIA                              92868
          (Address of principal executive offices)     (Zip Code)

          Registrant's Telephone Number, Including Area Code:  (714) 541-9960

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
(17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

     Item 8.01  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the
     Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.

     Item 9.01 Financial Statements and Exhibits

     (c) Exhibits:

     Exhibit No. Description

     99.1 Monthly Remittance Statement to the Certificateholders dated as of
     November 26, 2004.

                                    Signatures

               Pursuant to the requirements of the Securities Exchange Act of
          1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  Deutsche Bank National Trust Company,
                                  in its capacity as Trustee under the
                                  Pooling and Servicing Agreement on
                                  behalf of Ameriquest Mortgage
                                  Securities Inc.,Registrant

          Date:  Nov 29, 2004               By:  /s/  Katherine M. Wannenmacher
                                            Katherine M. Wannenmacher
                                            Vice President

                                   EXHIBIT INDEX

          DOCUMENT

          99.1 Monthly Remittance Statement to the Certificateholders
          dated as of November 26, 2004.

Ameriquest Mortgage Securities, Inc. 2004-R6

Mortgage Pass-Through Certificates

2004-R6

November 26, 2004 Distribution

			External Parties			Table of Contents

								Page
			Seller
						1. Certificate Payment Report			2
			Ameriquest Mortgage Corp
						2. Collection Account Report			4

						3. Credit Enhancement Report			6
						4. Collateral Report			7
			Certificate Insurer(s)			5. Delinquency Report			10

						6. REO Report			13

			XL Capital Assurance Inc.,			7. Foreclosure Report			14
						8. Prepayment Report			15
						9. Prepayment Detail Report			18

						10. Realized Loss Report			23
						11. Realized Loss Detail Report			26
			Servicer(s)
						12. Triggers and Adj. Cert. Report			27
			Ameriquest Mortgage Corp
						13. Additional Certificate Report			28

			Underwriter(s)
			Greenwich Capital Markets

						Total Number of Pages			28

			Dates			Contacts

			Cut-Off Date:		June 01, 2004	Valerie Delgado
			Close Date:		June 09, 2004	Administrator
			First Distribution Date:		July 26, 2004	(714) 247-6273
						valerie.m.delgado@db.com

						Address:
						1761 East St. Andrew Place, Santa Ana, CA 92705
			Distribution Date:		November 26, 2004
						Factor Information:		(800) 735-7777
			Record Date:		October 29, 2004
						Main Phone Number:		(714) 247-6000

					November 24, 2004

						https://www.tss.db.com/invr

Page 1 of 28
Ameriquest Mortgage Securities, Inc. 2004-R6

Mortgage Pass-Through Certificates

2004-R6

November 26, 2004 Distribution
Certificate Payment Report
Current Period Distribution -
				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal

Class	Type	Cur	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance

				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)

A-1	STEP,FLT		$720,620,000.00	668,888,010.09	1,273,860.05	29,886,675.40	31,160,535.45	0.00	0.00	639,001,334.69

A-2	STEP,FLT		$54,500,000.00	39,868,434.08	73,446.52	5,868,306.88	5,941,753.40	0.00	0.00	34,000,127.20
A-3	STEP,FLT		$39,200,000.00	39,200,000.00	76,744.89	0.00	76,744.89	0.00	0.00	39,200,000.00
A-4	STEP,FLT		$29,430,000.00	29,430,000.00	62,326.20	0.00	62,326.20	0.00	0.00	29,430,000.00
M-1	MEZ,STEP		$9,000,000.00	9,000,000.00	26,660.00	0.00	26,660.00	0.00	0.00	9,000,000.00
M-2	MEZ,STEP		$9,000,000.00	9,000,000.00	30,660.00	0.00	30,660.00	0.00	0.00	9,000,000.00
M-3	MEZ,STEP		$9,000,000.00	9,000,000.00	32,660.00	0.00	32,660.00	0.00	0.00	9,000,000.00
M-4	MEZ,STEP		$8,100,000.00	8,100,000.00	39,114.00	0.00	39,114.00	0.00	0.00	8,100,000.00
M-5	MEZ,STEP		$7,650,000.00	7,650,000.00	30,141.00	0.00	30,141.00	0.00	0.00	7,650,000.00
CE	SUB,EXE		$13,499,561.60	13,499,994.92	3,020,403.07	0.00	3,020,403.07	0.00	0.00	13,499,994.92
P	SUB		$100.00	100.00	618,295.85	0.00	618,295.85	0.00	0.00	100.00
R	R		$0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total			899,999,661.60	833,636,539.09	5,284,311.58	35,754,982.28	41,039,293.86	0.00	0.00	797,881,556.81

Interest Accrual Detail Current Period Factor Information per $1,0000 of Original Face-
						Orig. Principal	Prior				Current
	Period		Period			(with Notional)	Principal			Total	Principal

Class	Starting		Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance

						(1)	(1)	(2)	(3)	(4)=(2)+(3)	(5)
A-1	10/25/04		11/25/04	A-Act/360	03072SSH9	720,620,000.00	928.211832	1.767728	41.473558	43.241286	886.738274
A-2